SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 15, 2005

A.C.T. HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street, Worcester, MA 01605
(Address of principal executive offices, including zip code)

(508) 756-1212
(Registrant’s telephone number, including area code)

9005 Cobble Canyon Lane, Sandy, UT 84093
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 4.01             CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 15, 2005, A.C.T. Holdings, Inc. (the “Company”) engaged Stonefield Josephson, Inc. (“Stonefield Josephson”) as the independent accountants to conduct an audit of our wholly owned subsidiary, Advanced Cell Technology, Inc. (“ACT”), for the fiscal year ending December 31, 2004.  The Company has not consulted Stonefield Josephson with regard to the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2003 and December 31, 2004 or the subsequent interim period.

At the current time, there has been no change in the principal independent accountants of the Company.  Stonefield Josephson has been engaged solely to perform the audit of ACT’s financial statements for fiscal year 2004.  The Company’s principal independent accountants are expected to rely on the report of Stonefield Josephson regarding the financial statements of ACT for fiscal year 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.C.T. HOLDINGS, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: February 18, 2005